UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2008

CENTURY PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-126490
(Commission File Number)

47-0950123
(IRS Employer Identification No.)

9595 Six Pines Drive, Building 8, Level 2, Suite 8210, The Woodlands, TX 77380
(Address of principal executive offices and Zip Code)

832.631.6061
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into Material Definitive Agreement

On April 25, 2008, we entered into three letter agreements, with three separate parties, wherein we agreed to sell an aggregate of 4% of our 10% working interest in the Alligator Bayou property located in Matagorda and Brazoria Counties for cash and future considerations. As a condition precedent to the sale of our interest, the three parties must complete payment on or before May 22, 2008 or the interest will revert back to us at no extra cost.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PETROLEUM CORP.

By:	/s/ Johannes T. Petersen
Johannes T. Peterson
Secretary and Director

Dated: May 6, 2008